                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Exigent International, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                     [LETTERHEAD OF EXIGENT INTERNATIONAL]




July 2, 1997



Dear Beneficial Shareholder:

I am pleased to announce Exigent International, Inc.'s Annual Meeting of Shareholders. The meeting is to be held at the Rialto Hilton, Ballroom A, 200 Rialto Place, Melbourne, Florida, on Wednesday, July 30, 1997, at 10:00 a.m.

Only shareholders of record at the close of business on June 11, 1997, shall be entitled to notice of the meeting. Only shareholders of record at the close of business on June 11, 1997, shall be entitled to exercise a proxy for the meeting. Proxy ballots have been sent to all such shareholders of record. The enclosed copy of the proxy statement covers the formal business of the meeting and is for information only.

Respectfully,


/s/ Don F. Riordan, Jr.
-----------------------
Don F. Riordan, Jr.
Secretary


                1225 Evans Road . Melbourne, Florida 32904-2314
                       (407) 952-7550 Fax (407) 952-7555

                          EXIGENT INTERNATIONAL, INC.
                                1225 Evans Road
                           Melbourne, Florida  32904

          ___________________________________________________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JULY 30, 1997
          ___________________________________________________________

    PLEASE TAKE NOTICE THAT the Annual Meeting of Shareholders of EXIGENT INTERNATIONAL, INC. (the "Company") will be held at Rialto Hilton, Ballroom A, 200 Rialto Place, Melbourne, Florida on Wednesday, July 30, 1997, at 10:00 a.m. EDT, for the purposes enumerated below:

 1. To elect seven (7) directors to serve on the Board for a term of one year and until their successors are duly elected.

 2. To ratify the appointment of Hoyman, Dobson & Company, P.A. as the Company's independent Certified Public Accountants for the audit of fiscal year ending January 31, 1997.

 3. To ratify the appointment of Berman, Hopkins, Wright, Arnold & LaHam, LLP to perform the independent valuation of the Company, as of January 31, 1997, for the purpose of establishing the capital stock value in the Software Technology, Inc. Employee Stock Ownership Plan (ESOP).

 4. To act upon such other matters as may properly come before the meeting or any postponements or adjournments thereof.

    Only shareholders of record at the close of business on June 11, 1997 shall be entitled to notice of and to exercise their vote at the meeting or any postponements or adjournments thereof.

    All shareholders who find it convenient to do so are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, please specify your vote on the accompanying proxy sheet, sign, date, and return it as promptly as possible in the postage paid envelope provided.

    A copy of the Company's Annual Report (including Form 10-K) and first quarter report on Form 10-Q are enclosed.

    DATED at Melbourne, Florida this 2nd day of July, 1997.

                    BY ORDER OF THE BOARD OF DIRECTORS

                                   "Don F. Riordan, Jr."

                              Don F. Riordan, Jr., Secretary

                          EXIGENT INTERNATIONAL, INC.

                                PROXY STATEMENT
                                 July 2, 1997


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors and management of Exigent International, Inc., a Delaware corporation (the "Company"), of proxies for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the Rialto Hilton, Ballroom A, 200 Rialto Place, Melbourne, Florida, on Wednesday, July 30, 1997, at 10:00 a.m. EDT, and at any and all postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. The cost of the proxy solicitation will be borne by the Company.

     This Proxy Statement, Notice of Meeting and accompanying proxy were first mailed to shareholders on or about July 2, 1997.

General Information

     The Board of Directors has fixed June 11, 1997 as the record date for the meeting. Only shareholders of record at the close of business on June 11, 1997 are entitled to notice of and to vote the class of shares of the Company held by them, on such date at the Annual Meeting or any and all postponements or adjournments thereof. As of June 11, 1997, 697,320 Class A Preferred Shares and 3,786,475 Common Shares were issued and outstanding.

     Each share of each class entitles the holder thereof to cast one vote on each matter to be voted upon at the Annual Meeting. The holders of Class A Preferred Shares are entitled to elect 75% of the members of the Board of Directors of the Company. Holders of Common Shares are only entitled to elect 25% of the members of the Board of Directors of the Company. The two nominees who receive the greatest number of votes of holders of Common Shares will be designated the directors elected by the holders of Common Shares. If more than two nominees receive the same number of votes (which is also the greatest number), Dean W. Boley and/or Daniel J. Stark (if included in that number) will be designated the directors elected by the holders of Common Shares. If both Mr. Boley and Mr. Stark do not receive the greatest number of votes of holders of Common Shares, the holders of Common Shares present at the meeting, in person or by proxy, will vote on the designation of the two directors from among those nominees receiving the greatest number of votes from the holders of Common Shares. Except with respect to matters which require voting by class, shareholders of all classes will vote together on all matters properly brought before the shareholders.

     If the accompanying proxy sheet is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the designated proxy holder in the accompanying proxy sheet will vote FOR the Board of Directors slate of nominees, FOR ratification of the appointment of Hoyman, Dobson & Company, P.A. as the Company's independent Certified Public Accountants for the financial audit of fiscal year ending January 31, 1997, and FOR ratification of the appointment of Berman, Hopkins, Wright, Arnold & LaHam, LLP to perform the independent valuation of the Company as of January 31, 1997, for the purpose of establishing the capital stock value in the Company's Employee Stock Ownership Plan (ESOP). Each such proxy granted by a shareholder other than ESOP participants may be revoked by such shareholder at any time before it is exercised by filing with the Secretary of the Company a revoking instrument or a duly executed proxy bearing a later date. For the shareholders other than ESOP participants, the powers of the proxy holders will be suspended if the person executing the proxy attends the Annual Meeting in person and so requests. Attendance at the Annual Meeting will not, in itself, constitute revocation of the proxy.

     The presence at the Annual Meeting, in person or by proxy, of one-third of the issued shares on July 30, 1997 will constitute a quorum.

Stock Ownership of Directors, Executives and Certain Other Shareholders

     The following table reflects shares held as of June 11, 1997, by each director, executive officer, and 5% or greater shareholder of the Company.

------------------------------------------------------------------------------------------------------------------------------------
                                      Title of Class                       Total Number of                        Percent
                                      --------------                       Securities Owned                          of
Name and Address                                                           Beneficially (1)                      Class (2)
----------------                                                           ----------------                      ---------
------------------------------------------------------------------------------------------------------------------------------------
Dean W. Boley                      Common                                           729,402                             18%
832 Palmetto Terrace               Class A Preferred                                110,632                             16%
Oviedo, Florida                    Warrants                                          74,610                              7%
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey C. Clift                   Common                                             9,660                              *
571 Wethersfield Place             Class A Preferred                                  1,781                              *
Melbourne, Florida                 Warrants                                           1,200                              *
------------------------------------------------------------------------------------------------------------------------------------
Rudiger D. Lichti                  Common                                           335,252                              9%
304 Palm Court                     Class A Preferred                                 50,694                              7%
Indialantic, Florida               Warrants                                          34,188                              3%
------------------------------------------------------------------------------------------------------------------------------------
William K. Presley                 Common                                            15,546                              *
635 Kenwood Court                  Class A Preferred                                  2,329                              *
Satellite Beach, Florida           Warrants                                           1,572                              *
------------------------------------------------------------------------------------------------------------------------------------
Don F. Riordan, Jr.                Common                                           341,618                              9%
414 LaCosta Street                 Class A Preferred                                 51,558                              7%
Melbourne Beach, Florida           Warrants                                          34,770                              3%
------------------------------------------------------------------------------------------------------------------------------------
Daniel J. Stark                    Common                                           713,930                             18%
5180 Sandlake Drive                Class A Preferred                                110,486                             16%
Melbourne, Florida                 Warrants                                          74,514                              7%
------------------------------------------------------------------------------------------------------------------------------------
Benard R. Smedley                  Common                                             5,000                              *
295 A1A, # 205                     Class A Preferred                                      0                              *
Satellite Beach, Florida           Warrants                                               0                              *
------------------------------------------------------------------------------------------------------------------------------------
P. Bradley Walker (3)              Common                                            51,950                              1%
12 Green Brier                     Class A Preferred                                      0                              0%
Parkersburg, West Virginia         Warrants                                          46,200                              4%
------------------------------------------------------------------------------------------------------------------------------------
STI ESOP (4)                       Common                                         2,275,212                             52%
1226 Evans Road                    Class A Preferred                                340,886                             49%
Melbourne, Florida                 Warrants                                         229,896                             21%
------------------------------------------------------------------------------------------------------------------------------------
Total number of shares owned       Common                                         1,867,106                             43%
by directors and executive         Class A Preferred                                276,786                             40%
officers as a group                Warrants                                         232,866                             22%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                * Less than 1%.

(1) Except as described below, all owners have sole voting power and sole investment power over all shares listed. The number of shares owned does not include shares allocated to such person's account in the ESOP, but does include the number of shares which may be received if the listed Class A Preferred Shares are converted to Common Shares and the listed warrants are exercised.

(2) These figures include the Common Shares which could be received by the listed holder upon conversion of Class A Preferred Shares exclusive of all other Class A Preferred Shareholders. These figures also include only Common Shares which could be issued upon the conversion of the outstanding Common Stock Purchase Warrants held by the listed holders Shares exclusive of all other warrant holders. Holders of the warrants could receive up to 1,070,270 Common Shares upon exercise of the warrants.

(3) The Shares and Warrants listed as beneficially owned by Mr. Walker are owned by The Walker Group, Inc. which received shares and warrants as a shareholder of Monogenesis Corporation in the distribution by Monogenesis to its shareholders. Mr.

          Walker is Chairman and control shareholder of The Walker Group, Inc. In addition, Joseph Walker & Sons, Inc. which employs Mr. Walker as a consultant received warrants from STI as compensation for services which warrants were exchanged for warrants of the Issuer.

(4)       The ESOP shares are voted by the trustee,  Don Riordan.

     Brad Walker, a director of Software Technology, Inc., the company's wholly owned subsidiary (OSTIO) from March of 1996 to January of 1997 and a director of the Company since May of 1996, provides consulting services to the Company and STI through Joseph Walker & Sons, Inc. ("JWSI") which received $94,620 in consulting fees from STI during the past year as well as warrants. Of that amount, $45,000 was paid for completion of the obligations under the agreement between STI and JWSI. JWSI also expects to provide consulting services to Exigent and STI in the future from which fees Mr. Walker is expected to benefit.

     In addition, Mr. Walker is Secretary of Monogenesis Corporation which received shares of stock and warrants of the Company which it distributed to its shareholders in connection with a registration statement. He is also Chairman and control shareholder of The Walker Group, Inc. which received shares of stock of the Company from Monogenesis in the distribution.

                                    ITEM 1.
                             ELECTION OF DIRECTORS

     The Board of Directors of the Company (referred to herein as the "Board") is composed of seven directors who are elected at the annual meeting to hold office until the next succeeding annual meeting or until their successors shall have been elected and qualified. The Board proposes that the following seven (7) nominees, all of whom are currently serving directors, be elected for a term of one year and until their successors are duly elected and qualified: Dean Willis Boley, Jeffrey Charles Clift, William Keith Presley, Don Francis Riordan, Jr., Daniel Joseph Stark, Bernard R. "Bernie" Smedley, and Philip Bradley Walker.

     The Board has no reason to believe that any of the foregoing nominees will not serve if elected, but if any of them should become unavailable to serve as a director, and if the Board shall designate a substitute nominee, the persons named as proxies will vote for the substitute nominee designated by the Board of Directors.

     Election of directors will require the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting. If elected, all nominees are expected to serve until the 1998 annual meeting of shareholders and until their successors are duly elected and qualified.

     Information concerning the persons nominated for election as directors is set forth below.

Dean W. Boley
Director since:  1978
Mr. Boley, age 59, was one of the founders of STI and has been a director and employee of STI since its beginning in 1978. He is currently a director of Exigent. He retired as President of STI in October 1992. Mr. Boley has held various offices with STI including the office of the Chairman of the Board, Secretary, Treasurer and Vice President. He received a B.S. in Petroleum Engineering from West Virginia University in 1961.

Jeffrey C. Clift
Director since:  1992
Mr. Clift, age 41, was a director of STI from February 1993 to 1997. He is currently a director and President and Chief Operations Officer of Exigent, and served as President and Chief Executive Officer of STI from October 1992 through January 1997. Prior to becoming President of STI, Mr. Clift had been Director of Operations for STI since 1988. From 1983 to 1988, he was a Software/Systems engineer for STI. As a Software/Systems engineer, he gained experience in the analysis, design and development of real-time software systems for Department of Defense satellite applications including space data processing, satellite system and subsystem testing, ground station operations, mission support and payload processing. From 1978 to 1982, he was a software engineer for Harris Corporation. Mr. Clift received a B.S. in Electrical Engineering from the University of Florida in 1977.

William K. Presley
Director since:  1987

Mr. Presley, age 50, has held positions with STI as Chairman of the Board and Vice President and President 1987. He is currently serving as a Director and Chief Technical Officer of Exigent. He has been employed by STI since July, 1983 and currently serves in an oversite role for all of the company's technologies. He has a management role in both the government and commercial sectors. He serves in a senior software management role for the Naval Research Lab and the MATT program. He reviews technical issues and provides technical and management assistance to NRL and has coordinated interface activities between multiple government and contractor agencies responsible for MATT software. He has provided technical leadership to both Motorola Sat Comm for the Iridium, Inc. project and to the STI OS/COMET(TM) development team for this project. Mr. Presley is recognized as a world leading technologest for "flying" a constellation of satellites utilizing STI's Command and Control software. Before coming to STI, Mr, Presley was involved in all phases of realtime software development of embedded microprocessor applications in tactical communications systems for the U.S. defense community. He assisted the Harris Satellite Division in developing the NBC Satellite Network Control System. As a work package leader for the AJ/Control Modem, Network Terminal, he received an outstanding engineering award for his achievement. He served in various capacities at Industrial Nucleonics: systems design, field service, hardware and applications engineering. He wrote specifications and assisted members of a development team in the design and documentation of hardware and software elements, all in accordance with DoD and MIL-STD guidelines. He has been a project leader for STI, leading software development for a complex automated satellite test and integration facility. He received a B.S. in Electrical Engineering from Auburn University, Alabama in 1969 and is a member of the Tau Beta Pi, the National Engineering Honorary Society.

Don F. Riordan, Jr.
Director since:  1980

Mr. Riordan, age 50, has been a Director of STI since 1980 and Secretary/Treasurer and Chief Financial Officer since 1991 as well as holding the offices of Chairman of the Board, Vice President, Secretary and Treasurer at various times prior to 1991. Mr. Riordan is currently a Director and Secretary/Treasurer and Chief Financial Officer of Exigent, and is a Director and Secretary/Treasurer of STI. He has been employed by STI since 1979 and, in addition to administrative duties, has provided software engineering support for Process Control Commercial Contracts. Prior to joining STI, Mr. Riordan was project leader on several projects for the Air Force Eastern Test Range at Cape Canaveral as well as an on-site programmer for several Air Force ETR Missile Tracking Stations supporting computer controlled radar systems. He received a B.S. in Mathematics from Wake Forest University, Winston-Salem, North Carolina in 1968.

Daniel J. Stark
Director since:  1978

Mr. Stark, age 53, was one of the founders of STI and has been a Director since 1978. He has been a Vice President since 1983. He has also held the offices of President, Chairman of the Board, Secretary and Treasurer as well as Vice President in certain years prior to 1983. Mr. Stark is currently a Director and Vice President of Exigent, and is a Director and Vice President of STI. He has been an employee of STI from 1993 to the present and from 1978 to 1989. From 1989 to 1993, he was a software engineer with, and an owner of, Sysgen International Inc. where he developed the interface command and telemetry CTRUS box to the COMET operating system as well as other projects, many of which were related to the COMET operating system. Prior to joining STI, Mr. Stark was a system programmer with the RCA Service Corporation from 1976 to 1978. Mr. Stark received a B.A. in Mathematics from Bellarmine College, Louisville, Kentucky in 1965 and a M.S. in Mathematics from the Florida Institute of Technology, Melbourne, Florida in 1971.

B. R. "Bernie" Smedley

Mr. Smedley, age 60, became a director of Exigent on February 7, 1997. In 1994, he took early retirement from Motorola, Inc. to become President and Chief Executive Officer of AirNet, an infrastructure products company for Wirless Local Loop cellular and PCS markets. Mr. Smedley started his career at Goodyear Aerospace in 1962, and in 1969 became engineering manager for Xerox Data Systems. He joined Motorola, Inc. in 1976, where he led the company's successful entry in wireless RF data systems resulting in the successful effort to develop and supply a nationwide wireless computer data communications system for IBM and subsequently the Motorola/IBM joint venture ARDIS. In 1980, he was put in charge of Motorola's Improved Mobile Telephone System (IMTS) business which included the fledgling cellular systems operations, which, under his leadership, became the cellular industry's world leader by 1990. Concurrently with cellular, he developed other businesses in the field of wireless communications, i.e., cellular service company joint ventures in Asia, the Middle East and Latin America, also Altair, which is a broadband wireless in-building Ethernet product which connects desk top P.C. and workstation devices as a Local Area Network. Altair technology is based on Motorola's broadband wireless in-building network technology which Mr. Smedley initiated. In 1991, he was appointed General Manager of the newly formed Wireless Enterprise Systems (WES). Mr. Smedley initiated several start-up businesses centered around broadband technology for application, such as wireless PBXs and local loop access with capabilities of high capacity data, video and toll quality voice systems. WES also included other Motorola narrowband initiatives in the hand-held computing and communication service business such as the Motorola Network Interface and General Magic participation and The Envoy hand-held data terminal. In his position as Director of Advanced Radio Networking, Mr. Smedley had the responsibility as a director of Satellite Communications, Inc. for the IRIDIUM project and as Vice-Chairman of the corporate-wide Wireless RF Data Advisory Board, which coordinates all of Motorola's data communications businesses' activities and priorities. Mr. Smedley has a B.A. degree in Engineering from Washington and Jefferson College and a BSEE degree from Carnegie-Mellon University, both of Pennsylvania. He also has attended advanced studies in engineering and marketing at several universities.

P. Bradley Walker
Director since:  1996

Mr. Walker, age 37, served as a director of STI from March 1996 through January 1997. He is currently a director of Exigent and has been a consultant to Joseph Walker & Sons, Inc. (which provides consulting services to STI) since 1992. Mr. Walker is also the sole proprietor of PBW Consulting. He has been the Chairman and an owner of The Walker Group, Inc., a family holding company, for the past eight years. He is also Secretary of Monogenesis Corporation. The Walker Group, Inc., owns stock and warrants of Exigent.

     The Board of Directors of the Company met two times during fiscal year 1997. The incumbent directors who are nominees for election, except for Mr. Boley who was unable to attend the first meeting, attended both meetings.

Committees of the Board of Directors

     The Company's Board of Directors currently has standing Compensation, Nominating, and Intellectual Property Committees. Mr. Smedley and Mr. Walker currently serve as the Nominating Committee. They also serve on the current Compensation Committee with Mr. Clift and Mr. Riordan. Mr. Smedley, Mr. Presley, Mr. Clift, and Mr. Stark currently serve as the Intellectual Property Committee. Since the Company was only formed in 1996 and did not acquire the stock of STI until January 30, 1997, none of the committees met in fiscal year 1997. The Nominating Committee has not at this time adopted any procedures regarding the consideration of nominees recommended by shareholders.

Executive Compensation

     The following table sets forth the compensation of the President (and at the time the Chief Executive Officer), the four most highly compensated executive officers and the two most highly compensated employees of STI who are not also executive officers for the fiscal years ending January 31, 1997, 1996 and 1995. Determination of most highly compensated officers and employees is based upon compensation for fiscal year 1997 and does not necessarily reflect the most highly compensated employees for fiscal years 1996 and 1995. The Company was formed in 1996 and did not not pay any compensation during fiscal years 1996 and 1997.

                          Summary Compensation Table
                          --------------------------

 -------------------------------------------------------------------------------------------------------------------------
                                             Annual                                                     Long-Term
                                          Compensation                                                 Compensation
--------------------------------------------------------------------------------------------------------------------------
           Name and               Year       Salary          Bonus            Other Annual            Restricted Stock
      Principal Position                      ($)             ($)         Compensation (1) ($)         Awards (2) ($)
--------------------------------------------------------------------------------------------------------------------------
Jeffery C. Clift                 1997          126,186              0            3,500                             0
President, CEO                   1996          116,928         25,013            3,500                        24,987
                                 1995          112,752         30,000            3,500                           -0-
--------------------------------------------------------------------------------------------------------------------------
Jack D. Daily                    1997          112,364              0            3,500                             0
Vice President                   1996          108,099         14,012            3,500                        17,594
                                 1995          100,239         15,000            3,500                             0
--------------------------------------------------------------------------------------------------------------------------
Garry W. Fuller                  1997          140,984              0                0                             0
                                 1996          121,090              0                0                             0
                                 1995          109,361            667                0                             0
--------------------------------------------------------------------------------------------------------------------------
William K. Presley               1997          111,168          2,503            3,500                         9,588
Chairman, Vice President         1996          103,219              0            3,500                             0
                                 1995          100,940          5,000            3,500                             0
--------------------------------------------------------------------------------------------------------------------------
Daniel J. Stark                  1997           90,664              0            3,500                       124,305
Vice President                   1996           87,034              0            3,500                       110,556
                                 1995           86,503              0            3,500                             0
--------------------------------------------------------------------------------------------------------------------------
James A. Traficant               1997          115,125              0            3,500                             0
Vice President                   1996          107,532        110,005            3,500                       124,025
                                 1995          101,700         33,000            3,500                             0
--------------------------------------------------------------------------------------------------------------------------
Kenneth E. Zepf                  1997          128,648              0                0                         4,588
                                 1996          103,219              0                0                             0
                                 1995          102,076              0                0                             0
--------------------------------------------------------------------------------------------------------------------------

(1) These are annual directors' fees. All directors receive $3,500 per year in directors' fees.

(2) STI issued a total of 18,552 shares in restricted stock bonuses in April 1996 valued at $260,285. Of these shares, 9,692 shares valued at $135,978 were issued to the persons listed in this table. The value of all of STI's shares as of January 31, 1996 was $9,783,400. All restricted stock was vested upon grant. Dividends will be paid to the extent paid on any shares. STI has a history of paying annual dividends. All shares of stock of STI were exchanged for Common Shares and Class A Preferred Shares as of January 30, 1997.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

     Prior to this year, executive compensation was determined by STI's board of directors which consisted of executive officers of STI. Effective for fiscal year 1997, STI established a compensation committee. The members of the current committee are Mr. Smedley, Mr. Walker, Mr. Clift, and Mr. Riordan. All members of the compensation committee with the exception of Mr. Walker are employees and past or present officers of STI and/or the Company. Mr. Walker provides consulting services to STI and the Company.

                                    ITEM 2.
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Company has appointed Hoyman, Dobson & Company, P.A. as the Company's independent accountants for the fiscal year ending January 31, 1997.

     Services provided to the Company by Hoyman, Dobson & Company with respect to fiscal year 1996 included the examination of the Company's consolidated financial statements, audit of the annual report, services related to filings with the IRS and DOL and consultations on various tax and information service matters.

     Representatives of Hoyman, Dobson & Company, P.A. are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so (although no statement is expected) and to respond to appropriate questions.

     In the event shareholders do not ratify the appointment of Hoyman, Dobson & Company, P.A. as the Company's independent accountants for the fiscal year end, such appointment and necessary actions will be reconsidered by the Board of Directors.

     Ratification of the appointment of Hoyman, Dobson & Company, P.A. as the Company's independent accountants for the 1997 fiscal year will require the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting.

     The Board recommends that the shareholders vote "FOR" ratification of the appointment of Hoyman, Dobson & Company, P.A. as the Company's independent accountants for the 1997 fiscal year.

                                    ITEM 3.
             RATIFICATION OF APPOINTMENT OF INDEPENDENT VALUATORS

     The Company has appointed Berman, Hopkins, Wright, Arnold & LaHam, LLP to perform the independent valuation of the Company as of January 31, 1997, for the purpose of establishing the capital stock value in the Company's Employee Stock Ownership Plan (ESOP). Berman, Hopkins, Wright, Arnold & LaHam, LLP has served the Company since 1985.

     Services provided to the Company by Berman, Hopkins, Wright, Arnold & LaHam, LLP with respect to Fiscal 1997 included the examination of the Company's consolidated financial statements and the audited annual report, the determination of the fair market value for the Company's stock, and services related to filings with the IRS and DOL.

     In the event shareholders do not ratify the appointment of Berman, Hopkins, Wright, Arnold & LaHam, LLP as the Company's independent valuators for the fiscal year end, such appointment and necessary actions will be reconsidered by the Board of Directors.

     Ratification of the appointment of Berman, Hopkins, Wright, Arnold & LaHam, LLP as the Company's independent valuators for the 1997 fiscal year will require the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting.

     The Board recommends that the shareholders vote "FOR" ratification of the appointment of Berman, Hopkins, Wright, Arnold & LaHam, LLP as the Company's independent valuators for the 1997 fiscal year.


PROPOSALS OF SHAREHOLDERS FOR THE 1998 ANNUAL MEETING

     Proposals by shareholders intended to be presented for action at the 1998 Annual Meeting of shareholders must be received by the Company at its principal executive offices, 1225 Evans Road, Melbourne, Florida 32904-2314, not later than March 31, 1998. It is suggested that such proposals be submitted by Certified Mail - Return Receipt Requested.


                           BY ORDER OF THE BOARD OF DIRECTORS

                                     "Don F. Riordan, Jr."

                                  Don F. Riordan, Jr., Secretary

                          Exigent International, Inc.
                                     PROXY

     The undersigned being a shareholder of Exigent International, Inc. entitled to vote at the Annual Meeting of Shareholders, hereby constitutes and appoints Don F. Riordan, Jr., Corporate Secretary, Stuart P. Dawley, Corporate Counsel, and each of them, attorneys and proxies, with power of substitution, to vote all of the Common Shares of Exigent International, Inc. held of record in the name of the undersigned at the close of business on June 11, 1997 at the Annual Meeting of Shareholders of Exigent International, Inc. to be held on July 30, 1997, at 10:00 a.m. EDT at the Rialto Hilton, Ballroom A, 200 Rialto Place, Melbourne, Florida or at any postponement or adjournment thereof, in accordance with the Notice and Proxy Statement received, for the election of directors and other matters described therein and as may properly come before the meeting.

     The undersigned hereby ratifies and confirms any and all acts and things that said Proxy may do and cause to be done in the premises, whether at said meeting or at any change, adjournment, and continuation thereof, and hereby revokes all prior proxies heretofore executed.

  1. Election of Directors:

            ____ FOR all nominees listed below (except as indicated to the contrary below)
            ____  WITHHOLD authority to vote for ALL nominees below

                          Dean W.         Boley
                          Jeffrey C.      Clift
                          William K.      Presley
                          Don F.          Riordan, Jr.
                          B. R. "Bernie"  Smedley
                          Daniel J.       Stark
                          P. Bradley      Walker

-------------------------------------------------------------------------------
  Instructions:
 To withhold authority to vote for any individual nominee, place a check by "_FOR" above and mark through the nominee's name.
 If you check WITHHOLD, none of the listed nominees or write-ins will be voted for by this proxy.
-------------------------------------------------------------------------------

  2. Ratify appointment of Hoyman, Dobson & Company, P.A. as the Company's independent Certified Public Accountants for the audit of fiscal year ending January 31, 1997.

          ____ FOR            ____ OPPOSED

  3. Ratify appointment of Berman, Hopkins, Wright, Arnold & LaHam, LLP to perform the independent valuation of the company as of January 31, 1997, for the purpose of establishing the capital stock value in the Company's Employee Stock Ownership Plan (ESOP).

          ____ FOR            ____ OPPOSED

  4. To act upon such other matters as may properly come before the meeting or any postponements or adjournments thereof.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. This Proxy, when properly executed, will be voted in accordance with the specifications indicated; but, if no indication is made, it will be voted FOR the slate of directors provided above and FOR ratification of items 2 through 3. The Secretary knows of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is expected that the shareholders will vote on such matters in their discretion.


                                          ____________________________________
                                          Shareholder Signature
          (LABEL)
                                          ____________________________________
                                          Date



Note: Please mark, sign, date and return the proxy promptly using the enclosed envelope. This proxy must be signed exactly as the name or names appearing on the label. If you are signing as a trustee, executor or in any capacity other than as an individual, please so indicate.